UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2019
CALPINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Avenue, Suite 1000, Houston, Texas 77002
(Addresses of principal executive offices and zip codes)

Registrant's telephone number, including area code: (713) 830-2000

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.03 — CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX

ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On December 20, 2019, as further discussed in Item 2.03 below, Calpine Corporation (“Calpine”) closed on $1.25 billion in aggregate principal amount of its 4.500% Senior Secured Notes due 2028 (the “2028 First Lien Notes”). The 2028 First Lien Notes were offered in a private placement under an indenture dated as of December 20, 2019 (the “Indenture”), among Calpine, the guarantors party thereto and Wilmington Trust, National Association, as trustee. The 2028 First Lien Notes and related guarantees are secured equally and ratably with Calpine’s first lien credit facilities and certain other indebtedness that is permitted to be secured by such assets, by a first-priority lien on substantially all of Calpine’s and certain of the guarantors’ existing and future assets, subject to certain exceptions and permitted liens. The information in Item 2.03 below is hereby incorporated by reference in this Item 1.01.
Calpine will utilize the proceeds received from the 2028 First Lien Notes, together with operating cash on hand, to purchase pursuant to a tender offer or redeem the 6.000% senior secured notes due 2022 and the 5.875% senior secured notes due 2024.
ITEM 2.03 — CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
2028 First Lien Notes
As disclosed above, on December 20, 2019, Calpine issued $1.25 billion in aggregate principal amount of its 2028 First Lien Notes in a private placement. This summary of the terms of the Indenture and the 2028 First Lien Notes is qualified in its entirety by reference to the Indenture, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated by reference herein.
The 2028 First Lien Notes bear interest at 4.500% payable semiannually on February 15 and August 15 of each year beginning on August 15, 2020. Calpine will make each interest payment to the holders of record on the February 1 and August 1 immediately preceding the applicable interest payment date. The 2028 First Lien Notes will mature on February 15, 2028. The 2028 First Lien Notes are guaranteed by each of Calpine’s current and future subsidiaries that is a guarantor under Calpine’s first lien credit facilities and rank equally in right of payment with all of Calpine’s and the guarantors’ other existing and future senior indebtedness, and will be effectively subordinated in right of payment to all existing and future liabilities of Calpine’s subsidiaries that do not guarantee the 2028 First Lien Notes. The 2028 First Lien Notes are secured equally and ratably with indebtedness under Calpine’s first lien credit facilities and certain other indebtedness that is permitted to be secured by such assets, by a first-priority lien on substantially all of Calpine’s and certain of the guarantors’ existing and future assets, subject to certain exceptions and permitted liens.
Subject to certain qualifications and exceptions, the Indenture, among other things, limits Calpine’s ability and the ability of the guarantors to:

•	incur or guarantee additional first lien indebtedness;

•	enter into certain types of commodity hedge agreements that can be secured by first lien collateral;

•	enter into sale and leaseback transactions;

•	create liens; and

•	consolidate, merge or transfer all or substantially all of Calpine’s assets and the assets of Calpine’s restricted subsidiaries on a combined basis.
On or after February 15, 2023, Calpine may on any one or more occasions redeem all or a part of the 2028 First Lien Notes upon not less than 30 nor more than 60 days’ notice, at the redemption prices set forth in the Indenture, plus any accrued and unpaid interest. Calpine may also redeem any of the 2028 First Lien Notes at any time prior to February 15, 2023, at a price equal to 100% of the aggregate principal amount thereof, plus a “make whole” premium and accrued and unpaid interest. Prior to February 15, 2023, Calpine may redeem up to 35% of the aggregate principal amount of the 2028 First Lien Notes with the proceeds of certain equity offerings, at a price equal to 104.500% of the aggregate principal amount, plus accrued and unpaid interest.
If a Change of Control Triggering Event (as defined in the Indenture) occurs, each holder of the 2028 First Lien Notes will have the right to require Calpine to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that holder’s 2028 First Lien Notes pursuant to a Change of Control Offer (as defined in the Indenture) on the terms set forth in the Indenture in cash equal to 101% of the aggregate principal amount, plus accrued and unpaid interest.
If an event of default arises from certain events of bankruptcy or insolvency, all outstanding 2028 First Lien Notes will become due and payable immediately without further action or notice. If other events of default arise, including failure to pay principal or interest on a timely basis, failure to comply with the agreements under the Indenture or related security documents, default under or acceleration of certain other indebtedness, failure to pay certain judgments, and repudiation or unenforceability of obligations under the security documents or the guarantees, subject to certain limitations including, if applicable, the giving of notice or the expiration of any grace or cure period, or both, the trustee or holders of at least 25% of the aggregate principal amount of outstanding 2028 First Lien Notes may declare the 2028 First Lien Notes to be due and payable immediately.
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

4.1
Indenture, dated as of December 20, 2019, for the senior secured notes due 2028 among each of Calpine Corporation, the guarantors party thereto and Wilmington Trust Company, National Association, as trustee.

99.1	Calpine Corporation Press Release dated December 20, 2019.*
__________

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

	By:	/s/ W. THADDEUS MILLER
W. Thaddeus Miller
Executive Vice Chairman, Chief Legal Officer and
Secretary

Date: December 20, 2019

EXHIBIT INDEX

Exhibit No.	Description

4.1
Indenture, dated as of December 20, 2019, for the senior secured notes due 2028 among each of Calpine Corporation, the guarantors party thereto and Wilmington Trust Company, National Association, as trustee.

99.1	Calpine Corporation Press Release dated December 20, 2019.*

__________

*	Furnished herewith.